Exhibit 10.1

[FM Services Company Letterhead]

September 28, 2004

Mr. J. Bennett Johnston, Jr.

1317 Merrie Ridge Road

McLean, Virginia 22101

Supplemental Agreement Providing an Extension to the

Consulting Agreement of January 7, 1997

Dear Mr. Johnston:

This Supplemental Agreement refers to the consulting agreement of January 7, 1997 (The “Consulting Agreement”) with the undersigned, FM Services Company (The “Company”), with respect to your performance of consulting services for FM Services and its subsidiaries and affiliates (collectively with FM Services, the “Freeport Entities”).

By way of this Supplemental Agreement, the Company would like to extend your Consulting Agreement from January 1, 2005 through December 31, 2005.

Please confirm that the foregoing correctly sets forth your understanding with respect to this matter by signing both originals of this Supplemental Agreement and returning one to me.

Very truly yours,

/s/ Richard C. Adkerson

Richard C. Adkerson

Chairman of the Board and President

FM Services Company

AGREED TO AND ACCEPTED:

BY:

/s/ J. Bennett Johnston, Jr.

J. Bennett Johnston, Jr.

DATE:

October 12, 2004